SPDR® Series Trust

SPDR Kensho Clean Power ETF

SPDR Kensho Final Frontiers ETF

SPDR Kensho New Economies Composite ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement dated December 6, 2018

to the Prospectus and Summary Prospectuses each dated October 22, 2018,

as may be supplemented from time to time

Effective December 10, 2018 (the “Effective Date”), the name of each Fund’s benchmark index will change. Accordingly, as of the Effective Date, all references to each Fund’s benchmark index in the Prospectus and applicable Summary Prospectus are deleted and replaced as follows:

Fund	Current Benchmark Index Name	New Benchmark Index Name
SPDR Kensho Clean Power ETF	Kensho Clean Power Index	S&P Kensho Clean Power Index
SPDR Kensho Final Frontiers ETF	Kensho Final Frontiers Index	S&P Kensho Final Frontiers Index
SPDR Kensho New Economies Composite ETF	Kensho New Economies Composite Index	S&P Kensho New Economies Composite Index

There will be no change to the Funds’ principal investment strategies as a result of these changes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

12062018SUP1